DWS VARIABLE SERIES II SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Money Market VIP

Effective May 28, 2010, the first paragraph of the “Main investments” section under the heading “PRINCIPAL INVESTMENT STRATEGY” in the fund’s prospectus will be replaced in its entirety by the following:

The fund is managed in accordance with Rule 2a–7 under the Investment Company Act of 1940, as amended. The fund follows policies designed to maintain a stable share price:

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Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may invest in securities that have certain maturity shortening features (such as interest rate resets and demand features) that have the effect of reducing their maturities to 397 days or less at the time of purchase.

■	The fund maintains a dollar–weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.

■	The fund maintains certain minimum liquidity standards required by Rule 2a–7.

Please Retain This Supplement for Future Reference

May 27, 2010
st–MMVIP SUM